Exhibit 99.1


LIL MARC, INC. ANNOUNCES MERGER TRANSACTION WITH INKSURE TECHNOLOGIES INC.

NEW YORK, NEW YORK.--(BUSINESS WIRE)--July 9, 2002--Lil Marc, Inc. (OTCBB: LILM) (the "Company"), hereby announces the execution of a merger agreement with InkSure Technologies Inc. ("InkSure") on July 5, 2002, pursuant to which a wholly owned subsidiary of the Company will be merged with and into InkSure (the "Merger").

Pursuant to the Merger, the current stockholders of InkSure, immediately after giving effect to the Merger, will hold at least 90% of the of the fully-diluted equity capitalization of the Company and the current stockholders of the Company, immediately after giving effect to the Merger, will hold up to 10% of the of the fully-diluted equity capitalization of the Company. Upon consummation of the Merger, the Company's Board of Directors and management intend to resign and will be replaced with InkSure's Board of Directors and management.

Following the Merger, the Company will change its name to InkSure Technologies Inc. The surviving corporation will continue the existing businesses conducted by InkSure. The amount of the consideration to be paid in the Merger has been determined by arms' length negotiations between the Company and the InkSure stockholders.

Consummation of the Merger is subject to certain conditions, including approval of the Merger by InkSure's stockholders, the absence of material adverse changes relating to the Company and InkSure, the receipt by the Company and InkSure of all third party and governmental consents necessary to consummate the Merger, and other customary closing conditions. There can be no assurance that the Merger will be consummated or, if consummated, as to the timing thereof.

InkSure develops, markets and sells customized authentication systems designed to enhance the security of documents and branded products and to meet the growing demand for protection from counterfeiting and diversion. In this context, "counterfeit items" are imitation items that are offered as genuine with the intent to deceive or defraud. "Diversion" (also termed "parallel trading" or "gray market commerce") is the selling of goods (often genuine goods) in a geographic market where both wholesale and retail prices are high while falsely purchasing them for another market where wholesale prices are lower, thus taking advantage of the price difference between the two markets. InkSure operates within the "authentication industry," an industry that includes a variety of firms providing technologies and services designed to prevent the counterfeiting and diversion of valuable documents and products.

Contact:   Lil Marc, Inc.
           Keith Rosenbloom
           212-829-5833

THIS PRESS RELEASE CONTAINS "FORWARD-LOOKING STATEMENTS" WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. FORWARD-LOOKING STATEMENTS ARE IDENTIFIED BY THE


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USE OF SUCH TERMINOLOGY AS "BELIEVES," "EXPECTS," "MAY," "WILL," "SHOULD,"
"ANTICIPATES," "PLANS," "ESTIMATES," AND "INTENDS," OR DERIVATIONS OR NEGATIVES THEREOF, OR COMPARABLE TERMINOLOGY. ACCORDINGLY, SUCH STATEMENTS INVOLVE RISKS (KNOWN AND UNKNOWN) AND UNCERTAINTIES. THE FORWARD-LOOKING STATEMENTS ARE BASED ON ASSUMPTIONS THAT THE COMPANY BELIEVES ARE REASONABLE BASED ON THE BEST INFORMATION CURRENTLY AVAILABLE. HOWEVER, THERE ARE A NUMBER OF RISKS ASSOCIATED WITH THESE ASSUMPTIONS. THESE RISKS AND UNCERTAINTIES RELATE TO future revenues, product development, market acceptance, responses from competitors, capital expenditures (including the amount and nature thereof), business strategy and measures to implement strategy, competitive strengths, goals, expansion and growth of THE COMPANY's business and operations, plans, references to future success and other such matters, AND OTHER RISK FACTORS AND UNCERTAINTIES DETAILED IN THIS PRESS RELEASE, DESCRIBED FROM TIME TO TIME IN THE COMPANY'S OTHER SECURITIES AND EXCHANGE COMMISSION FILINGS, OR DISCUSSED IN THE COMPANY'S PRESS RELEASES. ALL FORWARD-LOOKING STATEMENTS made in this PRESS RELEASE are qualified by these cautionary statements and there can be no assurance that the actual results anticipated by THE cOMPANY will be realized or, even if substantially realized, that they will have the expected consequences to or effects on THE COMPANY or its business or operations.